HTX-011 Postoperative Pain Program Topline Results From Phase 3 March 19, 2018 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the potential market opportunity for HTX-011; the timing of the NDA filing for HTX-011; the timing of completion and results of clinical trials for HTX-011; the 2018 net product sales guidance for the CINV franchise; the projected sufficiency of our capital position for future periods; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Preclinical Clinical NDA Approved SUSTOL® (granisetron) extended-release injection CINVANTI® (aprepitant) injectable emulsion HTX-011 bupivacaine + meloxicam ER Local Administration HTX-011 bupivacaine + meloxicam ER Nerve Block Approved by U.S. Food and Drug Administration Status of Product Portfolio Approved by U.S. Food and Drug Administration Postop Pain with Local Administration Fast Track designation granted Positive Phase 3 results CINV Pain Phase 2 program underway Postop Pain with Nerve Block

Postoperative Opioids: A Doorway to Addiction $ As many as 2.6 MILLION PEOPLE that take opioids to manage pain after surgery may become persistent opioid users. . MORE THAN 40 MILLION patients undergoing surgical procedures are prescribed opioids for pain management in the United States every year Up to 440,000/yr will become addicted to opioids. In addition >BILLION OPIOID PILLS are taken home from the hospital after surgery 70% of all these opioid pills go unused 90% of these pills remain inside the home in unsecured locations >$15 BILLION of the annual healthcare costs associated with addiction can be attributed to postoperative pain management. 32% of all opioid addicts report first opioid exposure through leftover pills

Large US Market Opportunity

Theoretical and Target Market

~28M Annual US Surgical Procedures Requiring Postoperative Pain Management That Were Considered Ideally Suited For HTX-011

~15M procedures	~6M procedures	~7M procedures
Initial Targets Higher volume procedures across 4 major specialties ➢ ~6.5M Orthopedic procedures ➢ ~4.3M General Surgery procedures ➢ ~3.3 M OB/GYN procedures ➢ ~1.1M Plastic Surgery procedures	**Secondary Targets** Higher volume procedures in non-core specialties (e.g., ENT, urology, hand, others)	**Tertiary Targets** Lower volume procedures and procedures where local anesthetics are not widely used today
$4.9B	**$1.9B**	**$2.3B**

Theoretical Market Size*

*Based on the current WAC of Exparel

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

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High Procedure Volume in Target Markets Provides a Robust RoW Market Opportunity Country Total Surgical Procedures Total Procedures Requiring Postop Pain Management Initial Target Procedures Remaining Secondary, Lower Volume & Procedures Currently Not Using Local Anesthetics Germany 22,545,000 6,838,000 3,649,000 3,189,000 France 14,545,000 4,357,000 2,292,000 2,065,000 UK 13,882,000 3,835,000 1,790,000 2,045,000 Italy 5,637,000 2,530,000 1,919,000 611,000 Canada 3,416,000 1,638,000 1,282,000 356,000 Japan 25,959,000 6,600,000 2,668,000 3,932,000 Total 85,984,000 25,798,000 13,600,000 12,198,000

Inflammation Can Reduce the Activity of Local Anesthetics
HTX-011 is Different Because It Blocks Both Pain and Local Inflammation



BUPH+
BUPN + H+
Diffusable Form
Outside membrane
Nerve Cell Membrane
Inside membrane
Active Form
BUPH+
BUPN + H+

- Surgical insult produces an immediate drop in pH
- As inflammatory cytokines are released and inflammation sets in, the acidic environment is maintained for many days
- The acidic environment shifts the balance to the ionized form, which is unable to enter the nerve

- Acidic environment associated with inflammation results in far less drug penetrating the nerve membrane and reduced anesthetic effects[1,2]
- Bupivacaine is very sensitive to reduced pH
- Addition of meloxicam is designed to help reduce local inflammation and allow bupivacaine to work better in the first several days after surgery

1. Ueno, et al. J of Inflammation Research 1:41-48 2008.
2. Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006

HERON THERAPEUTICS
Developing Best-in-Class Medicine Improving Lives™

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The Unique Mechanism of Action of HTX-011 Has Been Demonstrated in the Pig Postoperative Pain Model The normalization of pH starting at 8 hours with HTX-011 allows almost 10x more bupivacaine (BPV) to enter the nerve to block the pain signal % of un-ionized BPV available to enter nerve 7.94% 0.79%

The Properties of HTX-011 Are Ideally Suited for Needle-Free Administration to Coat the Affected Tissue HTX-011 is a single dose application of a viscous solution administered directly via needle free syringe to coat the affected tissue within the surgical site prior to suturing HTX-011 releases its active ingredients simultaneously over 72 hours Release of bupivacaine/meloxicam from polymer is not modulated by where it is administered Compared to injection, simply coating the affected tissue is: Easier to administer and less invasive Avoids up to 120 injections Potentially safer, eliminating the risk of venous puncture and accidental needle sticks Since HTX-011 cannot be admixed with bupivacaine solution, there is a low risk of overdose

HTX-011 achieved all primary and key secondary endpoints in both phase 3 trials

Study 301/EPOCH1: Phase 3 Bunionectomy Study Design Randomization (3:3:2) HTX-011 60 mg Instillation N = 157 Saline Placebo Instillation N = 100 Bupivacaine 50 mg Injection N = 155 Study 301 Endpoints Primary: Pain Intensity AUC0-72 vs. placebo 1st Key Secondary: Pain Intensity AUC0-72 vs. bupivacaine 2nd Key Secondary: Opioid use vs. placebo 3rd Key Secondary: Opioid-free vs. bupivacaine 4th Key Secondary: Opioid use vs. bupivacaine

Study 301: Subject Demographics HTX-011 60 mg (N=157) Saline Placebo (N=100) Bupivacaine HCl 50 mg (N=155) Total (N=412) Age (years) – mean (SD) 48.0 (14.47) 47.3 (12.83) 45.5 (14.79) 46.9 (14.22) Sex – % Female 87.9% 86.0% 85.2% 86.4% Male 12.1% 14.0% 14.8% 13.6% Race – % American Indian or Alaskan Native 0.6% 0% 1.3% 0.7% Asian 5.1% 2.0% 0.6% 2.7% Black or African Descent 15.3% 12.0% 14.2% 14.1% Native Hawaiian or Other Pacific Islander 0% 0% 0.6% 0.2% White 78.3% 86.0% 82.6% 81.8% Other 0.6% 0% 0.6% 0.5% Ethnicity – % Hispanic or Latino 29.9% 32.0% 31.6% 31.1% Not Hispanic or Latino 70.1% 68.0% 68.4% 68.9% Source: Table 14.1.5.1

Study 301: Results Hierarchy Primary and ALL Key Secondary Endpoints Significant 1st Key Secondary: AUC0-72 HTX-011 vs. Bupivacaine 2nd Key Secondary: Opioid Consumption HTX-011 vs. Placebo Primary: AUC0-72 HTX-011 vs. Placebo p < 0.0001 3rd Key Secondary: Opioid-Free HTX-011 vs. Bupivacaine p = 0.0002 p < 0.0001 4th Key Secondary: Opioid Consumption HTX-011 vs. Bupivacaine p = 0.0001 p = 0.0022 (Opioid-Free vs. PBO: p < 0.0001)

Study 301: HTX-011 Reduces Pain After Bunionectomy Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) At All Time Periods Evaluated Source: Figure 14.2.7 wWOCF, windowed-worst observation carried-forward for use of opioid rescue medication and LOCF for missing data Increasing Pain

Study 301: HTX-011 Significantly Reduces Total Opioid Use vs Bupivacaine and Placebo Source: Figure 14.2.2 Opioid consumption is presented in mean milligrams of morphine equivalents

Study 301: HTX-011 Significantly Increases Proportion of Opioid-Free Subjects vs Bupivacaine and Placebo Source: Figure 14.2.3 Percent of Patients With Severe Pain at Any Time Through 72 hours HTX-011 53.5% Saline Placebo 83.0% p<0.0001 Bupivacaine 75.5% p<0.0001

Study 301 Safety

Study 301: Incidence of Treatment Emergent Adverse Events Occurring in ≥ 5% in the HTX-011 Group Source: Table14.3.1.3 Preferred Term HTX-011 60 mg (N=157) Saline Placebo (N=101) Bupivacaine HCl 50 mg (N=154) Any TEAE 83.4% 78.2% 85.1%   Nausea 37.6% 43.6% 45.5% Dizziness 21.7% 17.8% 23.4% Incision site oedema 17.2% 12.9% 14.3% Vomiting 14.6% 18.8% 21.4% Headache 14.0% 9.9% 13.0% Incision site erythema 12.7% 7.9% 11.7% Post procedural contusion 12.1% 12.9% 11.7% Bradycardia 7.6% 5.9% 7.8% Impaired healing 6.4% 1.0% 3.9% Constipation 5.7% 6.9% 11.7% Muscle twitching 5.7% 5.0% 5.2% Pruritus 5.1% 5.9% 0.6%

Study 301: HTX-011 Lowers the Incidence of Opioid-Related Adverse Events Source: Table 14.3.1.8.1 Preferred Term HTX-011 60 mg (N=157) Saline Placebo (N=101) Bupivacaine HCl 50 mg (N=154) Any ORAE 43.9% 53.5% 50.6%   Nausea 37.6% 43.6% 45.5% Vomiting 14.6% 18.8% 21.4% Pruritus 7.6% 9.9% 5.8% Constipation 5.7% 6.9% 11.7% Somnolence 0.6% 0% 0.6%

HTX-011 Safety in Bunionectomy HTX-011 was generally well tolerated with: No drug-related serious adverse events No premature discontinuations due to drug-related adverse events No deaths (one death on BPV) Fewer opioid-related adverse events No evidence of drug-related LAST

Study 302/EPOCH2: Phase 3 Herniorrhaphy Study Design HTX-011 300 mg Instillation N = 164 Saline Placebo Instillation N = 82 Bupivacaine 75 mg Injection N = 172 Randomization (2:2:1) Study 302 Endpoints Primary: Pain Intensity AUC0-72 vs. placebo 1st Key Secondary: Pain Intensity AUC0-72 vs. bupivacaine 2nd Key Secondary: Opioid use vs. placebo 3rd Key Secondary: Opioid-free vs. bupivacaine 4th Key Secondary: Opioid use vs. bupivacaine

Study 302: Subject Demographics Number of subjects: HTX-011 300 mg (N=164) Saline Placebo (N=82) Bupivacaine HCl 75 mg (N=172) Total (N=418) Age (years) – mean (SD) 48.9 (13.29) 48.0 (14.59) 49.4 (11.26) 48.9 (12.75) Sex – % Female 7.3% 3.7% 4.7% 5.5% Male 92.7% 96.3% 95.3% 94.5% Race – % American Indian or Alaskan Native 1.2% 0% 0% 0.5% Asian 1.2% 1.2% 1.2% 1.2% Black or African Descent 10.4% 3.7% 9.3% 8.6% Native Hawaiian or Other Pacific Islander 2.4% 0% 0.6% 1.2% White 84.8% 95.1% 89.0% 88.5% Ethnicity – % Hispanic or Latino 26.2% 36.6% 29.7% 29.7% Not Hispanic or Latino 73.8% 63.4% 70.3% 70.3% Source: Table 14.1.5.1

Study 302: Results Hierarchy Primary and ALL Key Secondary Endpoints Significant 1st Key Secondary: AUC0-72 HTX-011 vs. Bupivacaine 2nd Key Secondary: Opioid Consumption HTX-011 vs. Placebo Primary: AUC0-72 HTX-011 vs. Placebo p = 0.0004 PBO: saline placebo; BPV: bupivacaine HCl 3rd Key Secondary: Opioid-Free HTX-011 vs. Bupivacaine p < 0.0001 p = 0.0001 4th Key Secondary: Opioid Consumption HTX-011 vs. Bupivacaine p = 0.0486 p = 0.0240 (Opioid-Free vs. PBO: p < 0.0001)

Study 302: HTX-011 Reduces Pain After Herniorrhaphy Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) At All Time Periods Evaluated Source: Figure 14.2.7 wWOCF, windowed-worst observation carried-forward for use of opioid rescue medication and LOCF for missing data Increasing Pain

Study 302: HTX-011 Significantly Reduces Total Opioid Use vs Bupivacaine and Placebo Source: Figure 14.2.2 Opioid consumption is presented in mean milligrams of morphine equivalents

Study 302: HTX-011 Significantly Increases Proportion of Opioid-Free Subjects vs Bupivacaine and Placebo Source: Figure 14.2.3 Percent of Patients With Severe Pain at Any Time Through 72 hours HTX-011 48.8% Saline Placebo 81.7% p<0.0001 Bupivacaine 60.5% p=0.0372

Study 302 Safety

Study 302: Incidence of Treatment Emergent Adverse Events Occurring in ≥ 5% in the HTX-011 Group Preferred Term HTX-011 300 mg (N=163) Saline Placebo (N=82) Bupivacaine HCl 75 mg (N=173) Any TEAE 73.0% 74.4% 73.4% Nausea 18.4% 34.1% 21.4% Constipation 17.2% 18.3% 23.7% Dizziness 14.7% 15.9% 24.3% Headache 12.9% 12.2% 13.9% Bradycardia 9.2% 7.3% 9.2% Dysgeusia 9.2% 3.7% 12.1% Skin odour abnormal 8.0% 1.2% 0.6% Source: Table14.3.1.3

Study 302: HTX-011 Lowers the Incidence of Opioid-Related Adverse Events Preferred Term HTX-011 300 mg (N=163) Saline Placebo (N=82) Bupivacaine HCl 75 mg (N=173) Any ORAE 32.5% 43.9% 42.2%   Nausea 18.4% 34.1% 21.4% Constipation 17.2% 18.3% 23.7% Vomiting 4.3% 4.9% 6.9% Pruritus 1.2% 1.2% 2.3% Urinary retention 0.6% 1.2% 1.7% Source: Table 14.3.1.8.1

HTX-011 Safety in Herniorrhaphy HTX-011 was generally well tolerated with: No drug-related serious adverse events No premature discontinuations due to adverse events No deaths Fewer opioid-related adverse events No evidence of drug-related LAST

CONCLUSIONS

Overall Conclusions From Phase 3 Phase 3 results show conclusively that HTX-011 is the first and only long-acting local anesthetic to demonstrate superior pain reduction and significantly reduce the need for opioids compared to the current standard of care, bupivacaine solution for the full 72 hours after surgery. HTX-011 is the first and only long-acting local anesthetic designed to address both postoperative pain and inflammation in a single administration at the surgical site. The unique synergy of bupivacaine and meloxicam in HTX-011 has consistently demonstrated superiority in all 5 completed Phase 2 and Phase 3 studies that included a bupivacaine control group. The significantly lower number of HTX-011 patients who experienced severe pain in both studies compared to placebo and bupivacaine patients corresponds directly to the significantly lower need for opioid rescue medication and the increase in opioid free patients who received HTX-011. This demonstrates the dramatic benefit of blocking pain signals at the source compared to using opioids to tell the brain the pain signal does not hurt. HTX-011 has the profile to be the cornerstone of opioid-free postoperative pain management.

HTX-011 NDA Filing Plans Goal is to file an NDA in 2H2018 requesting a broad label for reduction of postoperative pain and opioid analgesics for a full 72 hours after surgery NDA will contain data from 5 surgical models to support a broad label: Bunionectomy Herniorrhaphy TKA Abdominoplasty Breast augmentation

Financial Summary Cash, cash equivalents, short-term investments, accounts receivable plus cash from projected net sales of SUSTOL and CINVANTI are expected to be sufficient to fund operations for at least one year. Summary Statement of Operations and Net Cash Used in Operations (In thousands, except per share data) Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Net product sales $ 10,053 $ 30,767 Operating expenses1 71,943 225,325 Other expenses, net (600) (2,926) Net loss1 $ (62,490) $ (197,484) Net loss per share2 $ (1.09) $ (3.65) Net cash used in operations $ (47,149) $(170,300) Condensed Balance Sheet Data (In thousands) December 31, 2017 Cash, cash equivalents and short-term investments $ 172,379 Accounts receivable, net $ 41,874 Total assets $ 234,307 Promissory note payable $ 25,000 Total stockholders’ equity $ 131,136 1 Includes $6.9 million and $30.5 million of non-cash, stock-based compensation expense for the three and twelve months ended December 31, 2017, respectively. 2 Based on 57.6 million and 54.0 million weighted-average common shares outstanding for the three and twelve months ended December 31, 2017, respectively. Common shares outstanding at December 31, 2017 totaled 64.6 million.

Key Catalysts in Pain Management & CINV Franchises HTX-011 for Postoperative Pain CINVANTI® and SUSTOL® for CINV Fast Track designation granted 2018 net sales guidance for CINV franchise: $60M - $70M Completed enrollment in Phase 3 pivotal trials Top-line Pivotal Phase 3 results 1H 2018 Topline results from breast augmentation and TKA studies late 1H 2018 NDA filing 2H 2018